Subversive Cannabis ETF
Schedule of Investments
as of November 30, 2023 (Unaudited)

SHORT-TERM INVESTMENTS - 17.2%	Shares	Value
Money Market Funds - 17.2%
First American Government Obligations Fund - Class X, 5.29%(a)	156,748	$156,748
TOTAL SHORT-TERM INVESTMENTS (Cost $156,748)		156,748

TOTAL INVESTMENTS - 17.2% (Cost $156,748)		$156,748
Other Assets in Excess of Liabilities - 82.8%		754,579
TOTAL NET ASSETS - 100.0%		$911,327

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the annualized seven-day effective yield as of November 30, 2023.

Subversive Cannabis ETF
Schedule of Open Total Return Swap Contracts
as of November 30, 2023 (Unaudited)

Reference Entity	Fixed Annual Rate Paid (Received)	Payment Frequency	Counterparty	Maturity Date	Notional	Upfront payments (receipts)	Unrealized Appreciation (Depreciation)	Value
Cresco Labs, Inc.	USD OBFR -1.00% (5.32%)	Monthly	Clear Street Derivatives	10/18/2024	$95,638	$-	$31,493	$127,131
Curaleaf Holdings, Inc.	USD OBFR -1.00% (5.32%)	Monthly	Clear Street Derivatives	10/18/2024	141,873	-	27,985	169,858
Green Thumb Industries, Inc.	USD OBFR -1.00% (5.32%)	Monthly	Clear Street Derivatives	10/18/2024	211,999	-	54,972	266,971
Verano Holdings Corp.	USD OBFR -1.00% (5.32%)	Monthly	Clear Street Derivatives	10/18/2024	151,850	-	41,781	193,631
Total Return Swaps						$-	$156,231	$757,591

Summary of Fair Value Exposure at November 30, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of November 30, 2023:

Subversive Cannabis ETF
	Level 1	Level 2	Level 3	Total
Investments:
Money Market Funds	$156,748	–	–	$156,748
Total Investments	$156,748	$–	$–	$156,748

Other Financial Instruments:*
Long
Total Return Swaps	$–	$156,231	$–	$156,231
Total Other Financial Instruments	$–	$156,231	$–	$156,231

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of November 30, 2023.